SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K


CURRENT REPORT


Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934


Date of Report  (Date of earliest event reported)
August 31, 2000


HMN Financial, Inc.(Exact name of registrant as specified in its charter)

Delaware                  0-24100                    41-1777397
(State or other       (Commission File Number)     (I.R.S. Employer
jurisdiction                                        Identification No.
of incorporation)


101 North Broadway, Spring Valley, Minnesota             55975
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code    (507) 346-1100




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Item 5.  Other Events.

     On August 31, 2000 the Registrant issued the press release attached as
     Exhibit 99.1 announcing the retirement of its CEO.


Item 7.    Financial Statements and Exhibits.

   Financial statements of business acquired.

      Not applicable.

     (b)   Pro forma financial information.

      Not applicable.

     (c)   Exhibits.

      99.1 Press Release dated August 31, 2000.



SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.





Date:  August 31, 2000           By: /s/ Roger P. Weise
                                Its: Chairman and Chief Executive Officer




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                            EXHIBIT INDEX





No.                           Exhibit                           Page
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99.1            Press Release dated August 31, 2000.           Filed
                                                         Electronically